                                                                    EXHIBIT 99.1


                      TRUMP HOTELS & CASINO RESORTS, INC.
                      Mississippi Avenue and The Boardwalk
                        Atlantic City, New Jersey  08401

                 PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS to be held at The Plaza Hotel, 768 Fifth Avenue, New York, New York 10019 at
                    2:00 p.m., local time, on April 11, 1996

          The undersigned hereby appoints Nicholas L. Ribis and Robert M. Pickus, and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of stock which the undersigned is entitled in any capacity to vote at the above-stated Special Meeting, and at any and all adjournments or postponements thereof, on the matters set forth on the reverse side of this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

          ALL PROPERLY SIGNED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, SUCH PROXY WILL BE VOTED FOR APPROVAL OF PROPOSAL NO. 1. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting, but will have the same effect as a vote AGAINST Proposal No. 1.

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TRUMP HOTELS &
                              CASINO RESORTS, INC.

          RECEIPT OF THE NOTICE OF MEETING AND THE JOINT PROXY STATEMENT-PROSPECTUS DATED MARCH 8, 1996 (THE "JOINT PROXY STATEMENT-PROSPECTUS") IS HEREBY ACKNOWLEDGED.

                  PLEASE SIGN AND DATE ON THE REVERSE SIDE AND
           MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                          (Continued on reverse side)

                                                   (Continued from reverse side)

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TRUMP HOTELS & CASINO RESORTS, INC.

                                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 1.
                                                                            ---

Please mark boxes in blue or black ink.
1. Approval of the Merger Transaction, which approval constitutes             (JOINT OWNERS SHOULD EACH SIGN.  PLEASE SIGN
   approval and adoption of the Merger Agreement (as such terms               EXACTLY as your name(s) appears on this card.
   are defined in the Joint Proxy Statement-Prospectus)                       When signing as attorney, trustee, executor,
                                                                              administrator, guardian or corporate officer,
          FOR [_]  AGAINST [_]  ABSTAIN [_]                                   please give your FULL title below.)


2. In the discretion of the proxies with respect to any other                 ________________________________________________
   matters that may properly come before the Special Meeting                             (Title or Authority)
   or any adjournments or postponements thereof.
                                                                              ________________________________________________
                                                                                               (Signature)

                                                                              ________________________________________________
                                                                                              (Signature)

                                                                              Dated:_______________________, 1996


  YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY
                         USING THE ENCLOSED ENVELOPE.